SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.

                                   20549


                               ------------

                                 FORM 8-K

                               ------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) January 27,
1995

- -----------------------------------------------------------------



                      TEXAS INSTRUMENTS INCORPORATED
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


            Delaware                             1-3761
     ------------------------           ---------------------
    (State of Incorporation)             (Commission File No.)


                                75-0289970
                    -----------------------------------
                   (I.R.S. Employer Identification No.)


                      13500 North Central Expressway
               P. O. Box 655474, Dallas, Texas        75265
             -------------------------------------------------
            (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code
214-995-2551

- ---------------------------------------------------------------

ITEM 5.     Other Events.
- ------------------------

           The 1995 Annual Meeting of Stockholders of the
Registrant will be
held on Thursday, April 20, 1995 in Dallas, Texas.



                                 SIGNATURE
                                 ---------

           Pursuant to the requirements of the Securities
Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               TEXAS INSTRUMENTS
INCORPORATED
                                               By O. WAYNE COON
                                               Chief Corporate
Counsel
                                               and Assistant
Secretary

Date:       January 27, 1995